SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2001


                                    HMSR INC.
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               (Exact Name of Registrant as Specified in Charter)



            Delaware                     0-19410                04-3216862
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  (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                   Identification No.)



                140 Locke Drive, Marlborough, Massachusetts 01752
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               (Address of principal executive offices) (Zip Code)


                                 (508) 490-9500
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                Registrant's telephone number including area code



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         (Former name or former address, if changed since last report.)


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                                EXPLANATORY NOTE

               This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K, filed November 15, 2001, by HMSR Inc. Such previously filed Current Report on Form 8-K is incorporated herein by reference.

               This Current Report on Form 8-K/A is being filed solely to change a typographical error that occurred on the cover page of the Current Report on Form 8-K as originally filed. The Date of Report (Date of Earliest Event Reported) was incorrectly stated as February 15, 2001. The Date of Report (Date of Earliest Event Reported) is hereby amended to read November 15, 2001.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 20, 2001                    HMSR INC.



                                            By:  /s/ James B. Murphy
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                                                 Name:  James B. Murphy
                                                 Title:   Executive Officer